Supplement Dated September 30, 2014
To The Prospectus Dated February 28, 2014

Curian Series Trust®

Please note that all changes are effective September 26, 2014, unless otherwise noted below.

For the Curian/PIMCO Total Return Fund, please remove all references to William H. Gross.

On page 8 of the prospectus for the Curian/PIMCO Total Return Fund, in the section entitled "Portfolio Managers," please add the following:

Name:	Joined Fund Management Team In:	Title:
Mark R. Kiesel	September 2014	Managing Director & Chief Investment Officer Global Credit, PIMCO
Scott A. Mather	September 2014	Managing Director & Chief Investment Officer U.S. Core Strategies, PIMCO
Mihir P. Worah	September 2014	Managing Director & Chief Investment Officer Return and Asset Allocation, PIMCO

On page 18 of the prospectus for the Curian/PIMCO Total Return Fund, in the section entitled "The Sub-Adviser and Portfolio Management," please add the following after the first paragraph:

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm's investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm's Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Scott A. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mihir P. Worah is CIO Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored "Intelligent Commodity Indexing," published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

This Supplement is dated September 30, 2014.

(To be used with Curian Series Trust Prospectus.)

Supplement Dated September 30, 2014
To The Statement of Additional Information
Dated February 28, 2014

Curian Series Trust®

Please note that all changes are effective September 26, 2014, unless otherwise noted below.

On pages 58, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers" after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the tables in their entirety and replace them with the following tables for the Curian/PIMCO Total Return Fund, as of June 30, 2014:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Mark R. Kiesel	35	$327,955.18	51	$65,710.81	141	$72,777.78
Scott A. Mather	38	$317,652.71	50	$41,649.34	83	$34,257.78
Mihir P. Worah	56	$339,151.55	35	$30,594.20	55	$31,888.57

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Mark R. Kiesel	0	$0	8	$6,168.72	14	$4,739.97
Scott A. Mather	0	$0	3	$1,096.67	13	$6,249.97
Mihir P. Worah	0	$0	1	$161.00	7	$1,517.91

On page 59, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Investment Adviser and Portfolio Managers," after the heading "Security Ownership of the Portfolio Managers of the Curian/PIMCO Total Return Fund,"  please delete the table in its entirety and replace it with the following table:

Security Ownership of Portfolio Managers	Mark R. Kiesel	Scott A. Mather	Mihir P. Worah
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This supplement is dated September 30, 2014.

(To be used with Curian Series Trust SAI.)